Filed pursuant to Rule 497(k)
1933 Act File No. 033-52154
1940 Act File No. 811-07168

Hennessy BP Energy Fund

Investor Class HNRGX | Institutional Class HNRIX

December 12, 2019

Supplement to the Summary Prospectus dated February 28, 2019

Effective as of December 12, 2019, Tim Dumois is no longer a Portfolio Manager of the Hennessy BP Energy Fund. As a result, the “Portfolio Managers” section of the prospectus is replaced in its entirety as follows:

Portfolio Managers

Toby Loftin and Benton Cook, CFA, are primarily responsible for the day-to-day management of the portfolio of the Fund and for developing and executing the Fund’s investment program. Mr. Loftin has served as a Portfolio Manager of the Fund since its inception. Mr. Cook has served as a Portfolio Manager of the Fund since September 2019.

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Please Read Carefully and Keep for Future Reference